                                                                   EXHIBIT 10.15
                               SECURITY AGREEMENT

        SECURITY AGREEMENT, dated as of December 31, 2002 (this "Agreement"), between Great Lakes Aviation, Ltd., an Iowa corporation (the "Company"), and Raytheon Aircraft Credit Corporation, a Kansas corporation (hereinafter, "RACC").

        WHEREAS, the Company has entered into a Restructuring Agreement dated as of the date hereof (as amended and in effect from time to time, the "Restructuring Agreement") with RACC, pursuant to which RACC, subject to the terms and conditions contained therein, has agreed to accept the return of certain aircraft and provide certain related financing, to restructure its financing of certain existing aircraft and reduce lease payments on certain aircraft; and

        WHEREAS, it is a condition precedent to RACC's restructuring any loan or otherwise extending credit to the Company under the Restructuring Agreement that the Company execute and deliver to RACC a security agreement in substantially the form hereof; and

        WHEREAS, the Company wishes to grant a security interest in favor of RACC as herein provided;

        NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Restructuring Agreement. The term "State", as used herein, means the State of Kansas. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

        2. Grant of Security Interest. The Company hereby grants to RACC, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to RACC the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of

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                                       -2-

credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles). RACC acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company's compliance with Section 4.7.

        3. Authorization to File Financing Statements. The Company hereby irrevocably authorizes RACC at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company is an organization, the type of organization and any organizational identification number issued to the Company and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Company agrees to furnish any such information to RACC promptly upon RACC's request. The Company also ratifies its authorization for RACC to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

        4. Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of RACC to enforce, RACC's security interest in the Collateral, the Company agrees, in each case at the Company's expense, to take the following actions with respect to the following Collateral and without limitation on the Company's other obligations contained in this Agreement:

                4.1. Promissory Notes and Tangible Chattel Paper. If the Company shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, the Company shall forthwith endorse, assign and deliver the same to RACC, accompanied by such instruments of transfer or assignment duly executed in blank as RACC may from time to time specify.

                4.2. Deposit Accounts. For each deposit account that the Company, now or at any time hereafter, opens or maintains, the Company shall, at RACC's request and option, pursuant to an agreement in form and substance satisfactory to RACC, either (a) cause the depositary bank to agree to comply, without further consent of the Company, at any time with instructions from RACC to such depositary bank directing the disposition of funds from time to

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                                       -3-

        time credited to such deposit account, or (b) arrange for RACC to become the customer of the depositary bank with respect to the deposit account, with the Company being permitted, only with the consent of RACC, to exercise rights to withdraw funds from such deposit account. RACC agrees with the Company that RACC shall not give any such instructions or withhold any withdrawal rights from the Company, unless an Event of Default has occurred and is continuing, or, if effect were given to any withdrawal not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to (i) any deposit account for which the Company, the depositary bank and RACC have entered into a cash collateral agreement specially negotiated among the Company, the depositary bank and RACC for the specific purpose set forth therein and (ii) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Company's employees.

                4.3. Investment Property. If the Company shall, now or at any time hereafter, hold or acquire any certificated securities, the Company shall forthwith endorse, assign and deliver the same to RACC, accompanied by such instruments of transfer or assignment duly executed in blank as RACC may from time to time specify. If any securities now or hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall immediately notify RACC thereof and, at RACC's request and option, pursuant to an agreement in form and substance satisfactory to RACC, either (a) cause the issuer to agree to comply, without further consent of the Company or such nominee, at any time with instructions from RACC as to such securities, or (b) arrange for RACC to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall immediately notify RACC thereof and, at RACC's request and option, pursuant to an agreement in form and substance satisfactory to RACC, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of the Company or such nominee, at any time, with entitlement orders or other instructions from RACC to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by RACC to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for RACC to become the entitlement holder with respect to such investment property, with the Company being permitted, only with the consent of RACC, to exercise rights to withdraw or otherwise deal with such investment property. RACC agrees with the Company that RACC shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Company, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which RACC is the securities intermediary.

                4.4. Collateral in the Possession of a Bailee. If any Collateral is, now or at any time hereafter, in the possession of a bailee, the Company shall promptly notify RACC thereof and, at RACC's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to RACC, that the bailee holds such Collateral for the benefit of RACC and such bailee's agreement to comply without further consent of the Company, at any time with instructions of RACC as to such Collateral. RACC agrees with the Company that RACC shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to the bailee.

                4.5. Electronic Chattel Paper and Transferable Records. If the Company, now or at any time hereafter, holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Company shall promptly notify RACC thereof and, at the request and option of RACC, shall take such action as RACC may reasonably request to vest in RACC control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. RACC agrees with the Company that RACC will arrange, pursuant to procedures satisfactory to RACC and so long as such procedures will not result in RACC's loss of control, for the Company to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or
        Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to such electronic chattel paper or transferable record.

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                                       -5-

                4.6. Letter-of-Credit Rights. If the Company is, now or at any time hereafter, a beneficiary under a letter of credit now or hereafter, the Company shall promptly notify RACC thereof and, at the request and option of RACC, the Company shall, pursuant to an agreement in form and substance satisfactory to RACC, either (a) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to RACC of the proceeds of the letter of credit or (b) arrange for RACC to become the transferee beneficiary of the letter of credit, with RACC agreeing, in each case, that the proceeds of the letter of credit are to be applied as provided in
        Section 11(C) of the Restructuring Agreement.

                4.7. Commercial Tort Claims. If the Company shall, now or at any time hereafter, hold or acquire a commercial tort claim, the Company shall immediately notify RACC in a writing signed by the Company of the particulars thereof and grant to RACC in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to RACC.

                4.8. Other Actions as to any and all Collateral. The Company further agrees, upon request of RACC and at RACC's option, to take any and all other actions as RACC may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of RACC to enforce, RACC's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company's signature thereon is required therefor, (b) causing RACC's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of RACC to enforce, RACC's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of RACC to enforce, RACC's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to RACC, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral,
        (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to RACC and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by RACC to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

        5. Representations and Warranties. The Company represents, and warrants as follows:

                (a) The Company has previously delivered to RACC a certificate signed by the Company and entitled "Perfection Certificate" (the "Perfection Certificate"). The Company represents and warrants to RACC as follows: (i) the Company's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (ii) the Company is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (iii) the Perfection Certificate accurately sets forth the Company's organizational identification number or accurately states that the Company has none, (iv) the Perfection Certificate accurately sets forth the Company's place of business or, if more than one, its chief executive office, as well as the Company's mailing address, if different, (v) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete, and (vi) there has been no change in any of such information since the date on which the Perfection Certificate was signed by the Company.

                (b) All filings, registrations and recordings necessary to create, preserve, protect and perfect the security interest granted by the Company to RACC hereby in respect of the Collateral of the Company have been accomplished, and the security interest granted to RACC pursuant to this Agreement in and to the Collateral of the Company will constitute, a perfected security interest therein prior to the rights of all other persons therein and subject to no other liens other than liens granted to RACC pursuant to the Transaction Documents and liens set forth on Schedule 5(b) (collectively, "Permitted Liens").

                (c) The Company is, and as to Collateral acquired by it from time to time after the date hereof the Company will be, the holder of all Collateral granted by it free from any lien (other than Permitted Liens). The Company shall defend the Collateral against any and all claims and demands of all persons at any time claiming any interest therein adverse to RACC (other than Permitted Liens).

                (d) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction intended to provide notice of a lien) covering or purporting to cover any interest of any kind in the Collateral of the Company (other than financing statements that relate to transactions for which all secured obligations have been paid in full and there is no commitment on the part of any person to advance funds or perform any obligation that would be secured by the collateral described in such financing statements) and other than the Permitted Liens, and so long as the Restructuring Agreement has not been terminated or any of the Obligations remain unpaid, the Company shall not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction intended to provide notice of a lien) relating to the Collateral of the Company, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Company.

                (e) As of the date hereof, the Company has no (i) agreements providing the Company with the right to use, operate or occupy space in any airport in the United States ("Gate Agreements"), (ii) route authorities ("Routes"), or (iii) rights and operational authority acquired or held by the Company in and to the operating authority granted by the Federal Aviation Administration (the "FAA") pursuant to Title 14 to conduct one Instrument Flight Rule (as defined under the federal aviation regulations) landing or takeoff operating in a specified time period ("Slots") that it has the right to pledge as Collateral under this Agreement.

                (f) The Company is a Citizen of the United States and a Certificated Air Carrier. All licenses, permits, authorizations, certificates of compliance, certificates of public convenience and necessity and other certificates (including, without limitation, air carrier operating certificates and operations specifications issued by the FAA pursuant to 14 C.F.R. Part 121) which are required by the DOT or the FAA and which are necessary for the conduct of the business of the Company are in full force and duly issued to the Company. There are no license fees owed on the Company's DOT or FAA licenses, certificates or authorizations. The Company is in compliance with all material requirements of the certificates and. authorizations issued to it by the DOT or the FAA.

                (f) The Company has full corporate power and authority and legal right to pledge all the Collateral pursuant to this Agreement.

                (g) No consent of any other party (including, without limitation, stockholders or creditors of the Company), and no consent, authorization, approval, or other action by, and (except in connection with the perfection of the liens created hereby) no notice to or filing with, any governmental authority or other person is required either (x) for the pledge by the Company of the Collateral of the Company pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (y) for the exercise by RACC of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                (h) The Company is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other Permitted Liens.

                (i) None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in Section 9-102(a)(34) of the Uniform Commercial Code of the State.

                (j) None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.

                (k) The Company holds no commercial tort claim except as indicated on the Perfection Certificate.

                (l) The Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

        6. Covenants Concerning Company's Legal Status. The Company covenants with RACC as follows: (a) without providing at least thirty (30) days prior written notice to RACC, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company will forthwith notify RACC of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization or other legal structure.

        7. Covenants Concerning Collateral, Etc. The Company further covenants with RACC as follows:

                (a) The Collateral, to the extent not delivered to RACC pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to RACC.

                (b) Except for the security interest herein granted and Permitted Liens, the Company shall be the owner of or have other rights in the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to RACC.

                (c) The Company shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than RACC except for Permitted Liens.

                (d) The Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon.

                (e) The Company will permit RACC, or its designee, to inspect the Collateral at any reasonable time, wherever located.

                (f) The Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

                (g) The Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

                (h) The Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except that for sales of inventory so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment consistent with past practices and dispositions permitted by the Restructuring Agreement shall be permitted.

                (i) If at any time in the future the Company acquires any Gate Agreements, Routes or Slots that are capable of being pledged to RACC as Collateral, the Company shall provide prompt written notice to RACC and take all action and sign all documents reasonably requested by RACC to create and maintain a first-priority security interest in any such Gate Agreements, Routes or Slots at such time or at any time thereafter.

        8.      Insurance.

                8.1. Maintenance of Insurance. In addition to any other insurance required to be maintained in connection with the other Transaction Documents, the Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to RACC. In addition, all such insurance shall be payable to RACC as loss payee under a "standard" loss payee clause. Without limiting the foregoing, the Company will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

                8.2. Insurance Proceeds. Except as otherwise specifically provided in any of the other Transaction Documents, the proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $50,000, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (b) in all other circumstances, be held by RACC as cash collateral for the Obligations. RACC may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as RACC may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or RACC may apply all or any part of such proceeds to the Obligations.

                8.3. Continuation of Insurance. Except as otherwise specifically provided in any of the other Transaction Documents, all policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to RACC. In the event of failure by the Company to provide and maintain insurance as herein provided, RACC may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish RACC with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

        9.      Collateral Protection Expenses; Preservation of Collateral.

                9.1. Expenses Incurred by Lender. In RACC's discretion, if the Company fails to do so, RACC may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Company agrees to reimburse RACC on demand for all expenditures so made. RACC shall have no obligation to the Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

                9.2. Lender's Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. RACC shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by RACC of any payment relating to any of the Collateral, nor shall RACC be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by RACC in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to RACC or to which RACC may be entitled at any time or times. RACC's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as RACC deals with similar property for its own account.

        10. Securities and Deposits. RACC may at any time following and during the continuance of Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, RACC may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from RACC to the Company may at any time be applied to or set off against any of the Obligations.

        11. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Company shall, at the request and option of RACC, notify account debtors and other persons obligated on any of the Collateral of the security interest of RACC in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to RACC or to any financial institution designated by RACC as RACC's agent therefor, and RACC may itself, if Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the

Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company as trustee for RACC without commingling the same with other funds of the Company and shall turn the same over to RACC in the identical form received, together with any necessary endorsements or assignments. RACC shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by RACC to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

        12.     Power of Attorney.

                12.1. Appointment and Powers of Lender. The Company hereby irrevocably constitutes and appoints RACC and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in RACC's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

                        (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though RACC were the absolute owner thereof for all purposes, and to do, at the Company's expense, at any time, or from time to time, all acts and things which RACC deems necessary or useful to protect, preserve or realize upon the Collateral and RACC's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if RACC so elects, with a view to causing the liquidation of assets of the issuer of any such securities and
                (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                        (b) to the extent that the Company's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as RACC may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

                12.2. Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

                12.3. No Duty on RACC. The powers conferred on RACC hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. RACC shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for RACC's own gross negligence or willful misconduct.

        13. Rights and Remedies. RACC, without any notice or demand upon the Company, may from time to time exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, or otherwise available to and to the extent not in violation of applicable law, including the Federal Aviation Act, and if required, subject to the approval of the DOT and/or the FAA or their respective successors or nominee, all the rights and remedies of a secured party on default under the UCC in effect in all relevant jurisdictions at the time of an Event of Default, including, without limitation, the right to take possession of the Collateral, and for that purpose, RACC may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. RACC may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as RACC may reasonably designate. RACC may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the RACC's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as RACC may deem commercially reasonable. To the extent not inconsistent with the Federal Aviation Act, the DOT and the FAA requirements, RACC may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at such sale, to use and apply any of the Obligations as a credit on account of the purchase price of any Collateral payable by such person at such sale.

Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the purchase of the Company, and the Company hereby waives, to the fullest extent permitted by law, all right of redemption, stay or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, RACC shall give the Company at least five (5) business days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five (5) business days prior written notice of such sale or sales shall be reasonable notice. RACC shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. RACC may adjourn public or private sale from time to time by announcement at the time and place fixed therefore and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives, to the full extent permitted by law, any claims against the RACC arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of RACC's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

        14. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on RACC to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for RACC (a) to fail to incur expenses reasonably deemed significant by RACC to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure RACC against risks of loss, collection or disposition of Collateral or to provide to RACC a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by RACC, to obtain the services of brokers, investment bankers, consultants and other professionals to assist RACC in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this Section 14 is to provide non-exhaustive indications of what actions or omissions by RACC would fulfill RACC's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in RACC's exercise of remedies against the Collateral and that other actions or omissions by RACC shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 14. Without limitation upon the foregoing, nothing contained in this Section 14 shall be construed to grant any rights to the Company or to impose any duties on RACC that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 14.

        15. No Waiver by Lender, etc. RACC shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by RACC. No delay or omission on the part of RACC in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of RACC with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as RACC deems expedient.

        16. Suretyship Waivers by Company. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as RACC may deem advisable. RACC shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 9.2. The Company further waives any and all other suretyship defenses.

        17. Marshalling. RACC shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of RACC's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

        18. Proceeds of Dispositions; Expenses. The Company shall pay to RACC on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by RACC in protecting, preserving or enforcing RACC's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as RACC may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company. In the absence of final payment and satisfaction in full of all of the Obligations, the Company shall remain liable for any deficiency.

        19. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the Default Interest Rate set forth in the Restructuring Agreement.

        20. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. The Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in of the Restructuring Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

        21. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither RACC nor any representative, agent or attorney of RACC has represented, expressly or otherwise, that RACC would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into the Restructuring Agreement and the other Transaction Documents to which RACC is a party, RACC is relying upon, among other things, the waivers and certifications contained in this Section 21.

        22. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Restructuring Agreement; provided that the Company may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of RACC.

        23. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            [The remainder of this page is intentionally left blank.]

        IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                                 GREAT LAKES AVIATION, LTD.

                                                 By: /s/ Charles R. Howell IV
                                                     ------------------------
                                                      Title: CEO
                                                             ----------------

Accepted:

RAYTHEON AIRCRAFT CREDIT
CORPORATION

By: /s/ Andrew A. Mathews
    ---------------------
    Title: President
           --------------

List of Schedules

Schedule 5(b) Existing Liens on Collateral

                                  SCHEDULE 5(b)

                        EXISTING LIENS ON COLLATERAL/1//

                       DEBTOR: GREAT LAKES AVIATION, LTD.

JURISDICTION              SECURED PARTY                     FILE NUMBER       DATE FILED       COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------
Iowa Secretary of State   CIT Group/Equipment Financing,    K663105           7-11-95          Embraer model EMB-120ER bearing
                          Inc. ("CIT")                                                         United States registration number
                                                                                               N299UX and manufacturer's serial
                                                                                               number 120.299; two Pratt and
                                                                                               Whitney model PW-118A engines
                                                                                               having serial numbers PCE-115679
                                                                                               and PCE-115680; two Hamilton
                                                                                               Standard model 14RF-9 propellers
                                                                                               having serial numbers MFG-950302
                                                                                               and MFG-950402; any Replacement
                                                                                               Engine or Propeller
                                                            K950755           9-28-98          Release of engine PCE-115679
                                                            K954957           10-15-98         Amendment of Debtor's address
                                                            P084757           2-25-2000        Continuation
----------------------------------------------------------------------------------------------------------------------------------
                          CIT                               K682978           10-19-95         Embraer model EMB-120RT Brasilia
                                                                                               aircraft bearing United States
                                                                                               registration number N451UE and
                                                                                               manufacturer's serial number
                                                                                               120.108; two Pratt and Whitney
                                                                                               model PW-118 engines having serial
                                                                                               numbers PCE-115078 and PCE-115436;
                                                                                               two Hamilton Standard model 14RF-9
                                                                                               propellers having serial numbers
                                                                                               MFG-789 and MFG-1066; any
                                                                                               Replacement Engine or Propeller
                                                            P019578           6-1-99           Amendment of Debtor's address
                                                            P107619           5-30-2000        Continuation
----------------------------------------------------------------------------------------------------------------------------------

----------------
        /1//Does not include liens naming Coast Business Credit as secured party, which are to be terminated pursuant to Section 12(B)(22) of the Restructuring Agreement.

JURISDICTION              SECURED PARTY                     FILE NUMBER       DATE FILED       COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------
                          CIT                               K688414           11-13-95         One Embraer model EMB-120RT
                                                                                               Brasilia aircraft (including
                                                                                               accessories and attachments)
                                                                                               bearing United States registration
                                                                                               number N452UE and manufacturer's
                                                                                               serial number 120.096; two Pratt
                                                                                               and Whitney model PW-118 engines
                                                                                               having serial numbers PCE-115434
                                                                                               and PCE-115440; two Hamilton
                                                                                               Standard model 14RF-9 propellers
                                                                                               having serial numbers MFG-567 and
                                                                                               MFG-1674; any Replacement Engine or
                                                                                               Propeller
                                                            K950754           9-28-98          Release of Engine PCE-115434
                                                            K950756           9-28-98          Amendment of Debtor's address
                                                            P107620           5-30-2000        Continuation
----------------------------------------------------------------------------------------------------------------------------------
                          CIT                               P301264           7-13-2001        One Embraer model EMB-120RT
                                                                                               Brasilia aircraft (including
                                                                                               accessories and attachments)
                                                                                               bearing United States registration
                                                                                               number N299UX and manufacturer's
                                                                                               serial number 120.299; two Pratt
                                                                                               and Whitney model PW-118A engines
                                                                                               having serial numbers PCE-115679
                                                                                               and PCE-115680; two Hamilton
                                                                                               Standard model 14RF-9 propellers
                                                                                               having serial numbers MFG-950302
                                                                                               and MFG-950402; any Replacement
                                                                                               Engine or Propeller
                                                            P304152           7-31-2001        Release of engine PCE-115679; add
                                                                                               engine PCE-115668 to collateral
----------------------------------------------------------------------------------------------------------------------------------

JURISDICTION              SECURED PARTY                     FILE NUMBER       DATE FILED       COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------
                          CIT                               P301265           7-13-2001        One Embraer model EMB-120RT
                                                                                               Brasilia aircraft (including
                                                                                               accessories and attachments)
                                                                                               bearing United States registration
                                                                                               number N452UE and manufacturer's
                                                                                               serial number 120.096; two Pratt
                                                                                               and Whitney model PW-118 engines
                                                                                               having serial numbers PCE-115620
                                                                                               and PCE-115440; two Hamilton
                                                                                               Standard model 14RF-9 propellers
                                                                                               having serial numbers MFG-567 and
                                                                                               MFG-1674; any Replacement Engine or
                                                                                               Propeller
----------------------------------------------------------------------------------------------------------------------------------
                          CIT                               P301266           7-13-2001        Embraer model EMB-120RT Brasilia
                                                                                               aircraft bearing United States
                                                                                               registration number N451UE and
                                                                                               manufacturer's serial number
                                                                                               120.108; two Pratt and Whitney
                                                                                               model PW-118 engines having serial
                                                                                               numbers PCE-115078 and PCE-115436;
                                                                                               two Hamilton Standard model 14RF-9
                                                                                               propellers having serial numbers
                                                                                               MFG-789 and MFG-1066; any
                                                                                               Replacement Engine or Propeller
----------------------------------------------------------------------------------------------------------------------------------
                          Davco Industries, LLC             K974504           12-21-98         Davco 400-60-28 Ground Power Unit
                          (assignee: Soris, a division of
                          Case Credit Corporation)
----------------------------------------------------------------------------------------------------------------------------------
                          Steelcase Financial Services,     P079704           2-4-2000         All furniture and equipment
                          Inc.                                                                 leased or financed from Steelcase
                                                                                               Financial Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------

JURISDICTION              SECURED PARTY                     FILE NUMBER       DATE FILED       COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------
Minnesota Secretary of    CIT                               1775173           7-12-95          One Embraer model EMB-120RT
State                                                                                          Brasilia aircraft (including
                                                                                               accessories and attachments)
                                                                                               bearing United States registration
                                                                                               number N299UX and manufacturer's
                                                                                               serial number 120.299; two Pratt
                                                                                               and Whitney model PW-118A engines
                                                                                               having serial numbers PCE-115679
                                                                                               and PCE-115680; two Hamilton
                                                                                               Standard model 14RF-9 propellers
                                                                                               having serial numbers MFG-950302
                                                                                               and MFG-950402; any Replacement
                                                                                               Engine or Propeller
                                                            2071826           9-29-98          Release of Engine PCE-115679
                                                            2071827           9-29-98          Amend Debtor's address and add an
                                                                                               engine to the collateral
                                                            2204973           2-25-2000        Continuation
----------------------------------------------------------------------------------------------------------------------------------
                          CIT                               1797535           10-19-95         Embraer model EMB-120RT Brasilia
                                                                                               aircraft bearing United States
                                                                                               registration number N451UE and
                                                                                               manufacturer's serial number
                                                                                               120.108; two Pratt and Whitney
                                                                                               model PW-118 engines having
                                                                                               serial numbers PCE-115078 and
                                                                                               PCE-115436; two Hamilton Standard
                                                                                               model 14RF-9 propellers having
                                                                                               serial numbers MFG-789 and
                                                                                               MFG-1066; any Replacement Engine
                                                                                               or Propeller
                                                            21362401          6-2-99           Amendment of Debtor's address
                                                            2232182           5-30-2000        Continuation
----------------------------------------------------------------------------------------------------------------------------------

JURISDICTION              SECURED PARTY                     FILE NUMBER       DATE FILED       COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------
                          CIT                               1803588           11-14-95         One Embraer model EMB-120RT Brasilia
                                                                                               aircraft (including accessories and
                                                                                               attachments) bearing United States
                                                                                               registration number N452UE and
                                                                                               manufacturer's serial number
                                                                                               120.096; two Pratt and Whitney
                                                                                               model PW-118 engines having serial
                                                                                               numbers PCE-115434 and PCE-115440;
                                                                                               two Hamilton Standard model 14RF-9
                                                                                               propellers having serial numbers
                                                                                               MFG-567 and MFG-1674; any
                                                                                               Replacement Engine or Propeller
                                                            2071828           9-29-98          Release of Engine PCE-115434
                                                            2071829           9-29-98          Amendment of Debtor's address and
                                                                                               add engine to collateral
                                                                                               description
                                                            2232181           5-30-2000        Continuation
----------------------------------------------------------------------------------------------------------------------------------
                          Finova Capital Corporation        1824525           2-12-96          One Airframe: Embraer Model
                          ("Finova")                                                           EMB-120, FAA Registration Number
                                                                                               N279UE and Manufacturer's Serial
                                                                                               No. 120.085 Two Pratt & Whitney
                                                                                               model PW-118 engines with
                                                                                               Manufacturer's serial numbers
                                                                                               PCE-115497 and PCE-115330 Two
                                                                                               Hamilton Standard Model 14RF-9
                                                                                               propellers bearing serial numbers
                                                                                               866 and 1293
                                                            2261034           9-25-2000        Continuation
----------------------------------------------------------------------------------------------------------------------------------
                          Finova                            1824526           2-12-96          One Airframe: Embraer Model
                                                                                               EMB-120, FAA Registration Number
                                                                                               N281UE and Manufacturer's Serial
                                                                                               No. 120.092 Two Pratt & Whitney model
                                                                                               PW-118 engines with Manufacturer's
                                                                                               serial numbers PCE-115347 and
                                                                                               PCE-115189; Two Hamilton Standard
                                                                                               Model 14RF-9 propellers bearing
                                                                                               serial numbers 1829 and 626
                                                            2261033           9-25-2000        Continuation
----------------------------------------------------------------------------------------------------------------------------------

JURISDICTION              SECURED PARTY                     FILE NUMBER       DATE FILED       COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------
WY, Laramie County           Steelcase Financial Services,  U-588931          2-18-2000        All furniture and equipment
                                                      Inc.  105707155                          leased from Steelcase.Lease No.
                                                                                               13702.
----------------------------------------------------------------------------------------------------------------------------------